Provision for Sales Returns	12 Months Ended
Jun. 30, 2023
Provision for Sales Returns [Abstract]
Provision for Sales Returns

Note 11. Provision for Sales Returns

	2023 A$	2022 A$
Sales return provision due to the ongoing COVID-19 pandemic
Carrying amount at the start of the year	95,931	213,024
Sales return provision (reversed)/recognized	(61,466)	71,025
Sales return made during the year	(34,465)	(188,118)
Carrying amount at the end of the year	-	95,931

The sales return provision has been assessed by management based on external reports on stock held by distributors. Although the timing and amount of the obligation are uncertain, the carrying amount at the start of the year has been fully settled. As at 30 June 2023, stock is neither expiring within 6 months of the reporting period-end nor expected to be not saleable after returns. As a result, no provision was carried forward at the end of the year.